SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   ------------------------------------------


      Date of Report (Date of earliest event reported):  September 5, 1997




                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)



            Florida                333-15411               59-3239115
(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                               Identification No.)



             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



       Registrant's telephone number, including area code:  (407) 422-1574

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         On February 6, 1997, the Company commenced an offering (the "Offering") of up to 27,500,000 shares of common stock (the "Shares"). As of October 3, 1997, the Company had received subscription proceeds of $141,214,029 (14,121,403 Shares) including $1,183,289 (118,329 Shares) issued pursuant to the Reinvestment Plan, from 6,506 stockholders in connection with the Offering. The proceeds of the Offering will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between August 22, 1997 and October 3, 1997, the Company acquired 17 Properties, including 6 Properties consisting of land and building and 11 Properties consisting of building only. These Properties are one Boston Market Property (in Hoover, Alabama), three Golden Corral Properties (one in each of Palatka, Florida; Mobile, Alabama; and Olathe, Kansas), one T.G.I Friday's Property (in Superstition Springs, Arizona) and 12 Black-eyed Pea Properties (one in each of Mesa and Tucson, Arizona; Dallas, Houston, and Waco, Texas; Forestville, Maryland; Wichita, Kansas; two in Albuquerque, New Mexico; and three in Phoenix, Arizona).

     In connection with the purchase of the Boston Market Property, the three Golden Corral Properties and the T.G.I. Friday's Property, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed or renovated, the Company has entered into development and indemnification and put agreements with the lessees.

     In connection with the Black-eyed Pea Properties, one of which is located in each of Dallas, Houston, and Waco, Texas; Forestville, Maryland; and Wichita, Kansas; and two of which are located in Albuquerque, New Mexico; which are building only, the Company, as lessor, entered into long-term lease agreements with an unaffiliated lessee. In connection with these acquisitions, the Company has also entered into tri-party agreements with the lessee and the owner of the land. The tri-party agreements provide that the ground lessee is responsible for all obligations under the ground leases and provide certain rights to the Company relating to the maintenance of its interest in the buildings in the event of a default by the lessee under the terms of the ground leases.

     In connection with the Black-eyed Pea Properties, one of which is located in Tucson, Arizona, and three of which are located in Phoenix, Arizona, which are building only, the Company, as lessor, entered into long-term lease agreements with an unaffiliated lessee. In addition, the Company has entered into landlord estoppel agreements with the landlord of the land and collateral assignments of the ground leases with the lessee in order to provide the Company with certain rights with respect to the land on which the buildings are located.

         The following table sets forth the location of the 17 Properties, including 6 Properties consisting of land and building and 11 Properties consisting of building only, acquired by the Company from August 22, 1997 through October 3, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                  From August 22, 1997 through October 3, 1997



                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BOSTON MARKET (6)                 $1,062,327  09/05/97   09/2012;         $110,270;          for each lease    at any time
(the "Hoover Property")                                  five  five-      increases by       year after the    after the
Existing restaurant                                      year renewal     10% after the      fifth lease       fifth lease
                                                         options          fifth lease        year, (i) 4% of   year
The Hoover Property is located                                            year and after     annual gross
on the southeast quadrant of                                              every five         sales minus
U.S. Highway 31 and Lorna                                                 years              (ii) the
Road, in Hoover, Jefferson                                                thereafter         minimum annual
County, Alabama, in an area of                                            during the         rent for such
mixed retail, commercial, and                                             lease term         lease year
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Hoover
Property include a Taco Bell,
a McDonald's, a Wendy's, and a
Pizza Hut.

T.G.I. FRIDAY'S                   $872,422    09/05/97   09/2017;        10.75% of Total    for each lease    at any time
(the "Superstition Springs        (excluding             four five-      Cost (4);          year, (i) 6% of   after the
Property")                        development            year renewal    increases by       annual gross      seventh
Restaurant to be constructed      costs)(3)              options         10% after the      sales minus       lease year
                                                                         fifth lease        (ii) the
The Superstition Springs                                                 year and after     minimum annual
Property is located on the                                               every five         rent for such
northwest corner of the                                                  years              lease year
intersection of Superstition                                             thereafter
Springs Boulevard and South                                              during the
Power Road, in Superstition                                              lease term
Springs, Maricopa County,
Arizona, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Superstition
Springs Property include a
Burger King, an Outback
Stachyose, a Jack in the Box,
a Dance, a McDonald's, a
Wendy's, a Chili's, and
several local restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
GOLDEN CORRAL (7)                 $417,329    09/17/97   03/2013;        10.75% of Total    for each lease    during the
(the "Mobile Property")           (excluding             four five-      Cost (4)           year, 5% of the   first
Restaurant to be constructed      development            year renewal                       amount by which   through
                                  costs)(3)              options                            annual gross      seventh
The Mobile Property is located                                                              sales exceed      lease years
on the southeast side of Halls                                                              $2,502,407 (5)    and the
Mill Road, south of Range Line                                                                                tenth
Road, in Mobile, Mobile                                                                                       through
County, Alabama, in an area of                                                                                fifteenth
mixed retail, commercial, and                                                                                 lease years
residential development.                                                                                      only
Other fast-food and family-
style restaurants located in
proximity to the Mobile
Property include a KC, a
McDonald's, an Orbs, a Popeye,
a Checkers, a Waffle House, a
Chances Family Steak House, a
Chains, a Pizza Inn, a Taco
Bell, a Burger King, a Pizza
Hut, a Godfather's Pizza, and
several local restaurants.

GOLDEN CORRAL (7)                 $319,140    09/17/97   03/2013;        10.75% of Total    for each lease    during the
(the "Palatka Property")          (excluding             four five-      Cost (4)           year, 5% of the   first
Restaurant to be constructed      development            year renewal                       amount by which   through
                                  costs)(3)              options                            annual gross      seventh
The Palatka Property is                                                                     sales exceed      lease years
located on the southeast side                                                               $2,191,973 (5)    and the
of Highway 19, south of U.S.                                                                                  tenth
17, in Palatka, Putnam County,                                                                                through
Florida, in an area of mixed                                                                                  fifteenth
retail, commercial, and                                                                                       lease years
residential development.                                                                                      only
Other fast-food and family-
style restaurants located in
proximity to the Palatka
Property include an In and Out
Burgers, a Pizza Hut, and
several local restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (9)                $1,600,000  09/30/97   09/2017; two    $168,000;          for each lease    during the
(the "Mesa Property")                                    five-year       increases  by      year, 6% of the   eighth,
Existing restaurant                                      renewal         11% after the      amount by which   tenth, and
                                                         options         fifth lease        annual gross      twelfth
The Mesa Property is located                                             year and after     sales exceed      lease years
on the northeast corner of the                                           every five         $2,200,000        only
intersection of South Alma                                               years
School Road and West Holmes                                              thereafter
Road, in Mesa, Maricopa                                                  during the
County, Arizona, in an area of                                           lease term
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Mesa Property
include a Chevy's, a
McDonald's, a Dance, an
Applebee's, an American Grill,
an Olive Garden, a Bennigan's,
a Red Lobster, and several
local restaurants.

BLACK-EYED PEA (8) (9)            $641,254    09/30/97   11/2006         $109,225           None              at any time
(the "Phoenix #1 Property")                                                                                   after the
Existing restaurant                                                                                           fifth lease
                                                                                                              year
The Phoenix #1 Property is
located on the southeast
quadrant of Peoria Avenue and
35th Avenue, in Phoenix,
Maricopa County, Arizona, in
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Phoenix #1 Property include a
McDonald's, a Jack in the Box,
a Taco Bell, a Wendy's, a
Sizzler, a Whataburger, a
Bennigan's, and several local
restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (8) (9)            $641,371    09/30/97   06/2008         $100,195;          None              at any time
(the "Phoenix #2 Property")                                              increases  to                        after the
Existing restaurant                                                      $100,583 after                       fifth lease
                                                                         the tenth lease                      year
The Phoenix #2 Property is                                               year
located on the southeast
quadrant of North 75th  Avenue
and Thomas Road, in Phoenix,
Maricopa County, Arizona, in
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Phoenix #2 Property include a
Wendy's, a Fazoli's, a
McDonald's, an Olive Garden, a
Denny's, a Whataburger, a Taco
Bell, and several local
restaurants.

BLACK-EYED PEA (8) (9)            $645,471    09/30/97   08/2009         $95,149;           None              at any time
(the "Phoenix #3 Property")                                              increases to                         after the
Existing restaurant                                                      $96,112 after                        fifth lease
                                                                         the tenth lease                      year
The Phoenix #3 Property is                                               year
located on the southeast
quadrant of Cactus Road  and
48th Street, in Phoenix,
Maricopa County, Arizona, in
an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Phoenix #3 Property include a
Red Lobster, an Olive Garden,
a Don Pablo's, an Outback
Steakhouse, a Denny's, an
IHOP, a McDonald's, and
several local restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (8) (9)            $641,871    09/30/97   08/2010         $91,251;           None              at any time
(the "Tucson Property")                                                  increases to                         after the
Existing restaurant                                                      $92,576 after                        fifth lease
                                                                         the tenth lease                      year
The Tucson Property is located                                           year
on the southwest quadrant of
West River Road and Stone
Road, in Tucson, Pima County,
Arizona, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Tucson
Property include a Chili's, an
On The Border, and several
local restaurants.

BLACK-EYED PEA (6) (10)           $667,290    10/01/97   09/2013         $86,087;           None              at any time
(the "Albuquerque #1                                                     increases to                         after the
Property")                                                               $88,584 after                        seventh
Existing restaurant                                                      the tenth lease                      lease year
                                                                         year
The Albuquerque #1 Property is
located on the northwest
corner of San Mateo Boulevard
Northeast and Lumber Avenue
Northeast, in Albuquerque,
Bernalillo County, New Mexico,
in an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Albuquerque #1 Property
include a Sweet Tomatoes, a
Hooters, a Pizza Hut, a
Grady's, a Chili's, an
Austin's, an Applebee's, an
Olive Garden, and a local
restaurant.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (6) (10)           $666,355    10/01/97   07/2011         $91,517;           None              at any time
(the "Albuquerque #2                                                     increases  to                        after the
Property")                                                               $93,270 after                        seventh
Existing restaurant                                                      the tenth lease                      lease year
                                                                         year
The Albuquerque #2 Property is
located on the northwest
quadrant of Interstate 40 and
Juan Tabo Boulevard Northeast,
in Albuquerque, Bernalillo
County, New Mexico, in an area
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Albuquerque
#2 Property include an Olive
Garden, a Village Inn, a
Grandy's, and several local
restaurants.

BLACK-EYED PEA (6) (10)           $660,748    10/01/97  09/2011          $90,265;           None              at any time
(the "Dallas #2 Property")                                               increases to                         after the
Existing restaurant                                                      $92,064 after                        seventh
                                                                         the tenth lease                      lease year
The Dallas #2 Property is                                                year
located on the south side of
Beltline Road, in Dallas,
Dallas County, Texas, in an
area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Dallas #2 Property include a
Chili's, an On The Border, an
Olive Garden, a Grady's, a
Macaroni Grill, and several
local restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (6) (10)           $643,925    10/01/97   06/2004         $133,563           None              at any time
(the "Forestville Property")                                                                                  after the
Existing restaurant                                                                                           seventh
                                                                                                              lease year
The Forestville Property is
located on the northeast
quadrant of the intersection
of Silver Hill Road and
Pennsylvania Avenue, in
Forestville, Prince Georges
County, Maryland, in an area
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Forestville
Property include a Subway
Sandwich Shop, a Pizza Hut,
and several local restaurants.

BLACK-EYED PEA (6) (10)           $648,598    10/01/97   08/2008         $99,659;           None              at any time
(the "Houston Property")                                                 increases to                         after the
Existing restaurant                                                      $100,213 after                       seventh
                                                                         the tenth lease                      lease year
The Houston Property is                                                  year
located on the corner of
Northwest Freeway and
Deauville Plaza Drive, in
Houston, Harris County, Texas,
in an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Houston Property include a
Ryan's Steakhouse, a Denny's,
an Olive Garden, a Bennigan's,
a Chili's, a Kettle's, and
several local restaurants.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
BLACK-EYED PEA (6) (10)           $661,682    10/01/97   03/2012         $89,029;           None              at any time
(the "Waco Property")                                                    increases  to                        after the
Existing restaurant                                                      $91,002 after                        seventh
                                                                         the tenth lease                      lease year
The Waco Property is located                                             year
on the north side of Bosque
Road within the Lake Air Mall,
in Waco, McLennan County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Waco Property
include a Piccadilly
Cafeteria, a Chili's, a
Fuddrucker's, and several
local restaurants.

BLACK-EYED PEA (6) (10)           $660,748    10/01/97   12/2011         $89,571;           None              at any time
(the "Wichita Property")                                                 increases to                         after the
Existing restaurant                                                      $91,456 after                        seventh
                                                                         the tenth lease                      lease year
The Wichita Property is                                                  year
located on the south side of
East Central Avenue within
Dillow's Superstore Shopping
Center, in Wichita, Sedgwick
County, Kansas, in an area of
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Wichita
Property include a Chili's,
and an Olive Garden.


                                                         Lease Expira-
Property Location and              Purchase     Date      tion and          Minimum                             Option
Competition                       Price (1)   Acquired  Renewal Options  Annual Rent (2)    Percentage Rent   To Purchase
---------------------             ----------  --------  ---------------  ---------------    ---------------   -----------
GOLDEN CORRAL (7)                 $529,105    10/02/97   03/2012;        10.75% of Total    for each lease    during the
(the "Olathe Property")           (excluding             four five-      Cost (4)           year, 5% of the   first
Restaurant to be constructed      development            year renewal                       amount by which   through
                                  costs)(3)              options                            annual gross      seventh
The Olathe Property is located                                                              sales exceed      lease years
on the west side of Blackbob                                                                $2,886,067 (5)    and the
Road, north of U.S. 169, in                                                                                   tenth
Olathe, Johnson County,                                                                                       through
Kansas, in an area of mixed                                                                                   fifteenth
retail, commercial, and                                                                                       lease years
residential development.                                                                                      only
Other fast-food and family-
style restaurants located in
proximity to the Olathe
Property include a Dairy
Queen, a Fazoli's, a KFC, a
Taco Bell, and an Applebee's.

--------------------------------------------------
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                        Federal Tax Basis
      --------                        -----------------
      Hoover Property                           618,000
      Superstition Springs Property           1,269,000
      Mobile Property                           988,000
      Palatka Property                          932,000
      Mesa Property                             910,000
      Phoenix #1 Property                       675,000
      Phoenix #2 Property                       675,000
      Phoenix #3 Property                       680,000
      Tucson Property                           676,000
      Albuquerque #1 Property                   703,000
      Albuquerque #2 Property                   702,000
      Dallas #2 Property                        696,000
      Forestville Property                      678,000
      Houston Property                          683,000
      Waco Property                             697,000
      Wichita Property                          696,000
      Olathe Property                         1,097,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Mobile, Palatka and Olathe Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, or
      (iii) the date the restaurant opens for business to the public. For the Superstition Springs Property minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date t h e tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Mobile, Palatka and Olathe Properties, as described above, interim rent equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Superstition Springs Property, as described above, the tenant shall pay monthly "interim rent" equal to a specified rate per annum (ranging from 10.75% to 11%) of the amount funded by the Company in connection with the purchase and construction of the Properties.

(3) The development agreements for the Properties which are to be constructed, provides that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land, development costs, and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:


      Property Estimated              Maximum Cost    Estimated Final Completion Date
      ------------------              ------------    -------------------------------
      Superstition Springs Property   $2,044,922       March 4, 1998
      Mobile Property                  1,463,204       March 16, 1998
      Palatka Property                 1,289,938       March 16, 1998
      Olathe Property                  1,677,340       March 31, 1998

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a tri-party agreement with the lessee and the landlord of the land in order to provide the Company with certain rights with respect to the land on which the building is located.

(7) The lessee of the Mobile, Palatka and Olathe Properties is the same unaffiliated lessee.

(8) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide the Company with certain rights with respect to the land on which the building is located.

(9) The lessee of the Mesa, Phoenix #1, Phoenix #2, Phoenix #3 and Tucson Properties is the same unaffiliated lessee.

(10) The lessee of the Albuquerque #1, Albuquerque #2, Dallas #2, Forestville, Houston, Waco and Wichita Properties is the same unaffiliated lessee.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                        BEFORE DIVIDENDS PAID DEDUCTION
                       CNL AMERICAN PROPERTIES FUND, INC.
                    PROPERTIES ACQUIRED FROM AUGUST 22, 1997
                             THROUGH OCTOBER 3, 1997
                FOR THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)


      The following schedule presents unaudited estimated taxable operating results of each Property acquired by the Company from August 22, 1997 through October 3, 1997. The statement presents estimated operating results for each Property that was operational as if the Property had been acquired and operational on January 1, 1996 through December 31, 1996. The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                                 Boston Market        T.G.I. Friday's       Golden Corral      Golden Corral
                                 Hoover, AL (7)  Superstition Springs, AZ   Mobile, AL (11)   Palatka, FL (11)
                                 --------------  ------------------------   ---------------   ----------------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:

Base Rent (1)                       $110,270               (5)                    (5)              (5)

Asset Management Fees (2)             (6,316)              (5)                    (5)              (5)

General and Administrative
  Expenses (3)                        (6,837)              (5)                    (5)              (5)
                                    --------
Estimated Cash Available from
  Operations                          97,117               (5)                    (5)              (5)

Depreciation and Amortization
  Expense (4)                        (15,840)              (5)                    (5)              (5)
                                    --------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:                        $ 81,277               (5)                    (5)              (5)
                                    ========

                                 See Footnotes


                                Black-eyed Pea      Black-eyed Pea         Black-eyed Pea        Black-eyed Pea
                                Mesa, AZ (12)     Phoenix #1, AZ (12)    Phoenix #2, AZ (12)   Phoenix #3, AZ (12)
                                --------------    -------------------    -------------------   -------------------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:

Base Rent (1)                     $168,000             $109,225                $100,195              $ 95,149

Asset Management Fees (2)           (9,597)              (3,845)                 (3,845)               (3,870)

General and Administrative
  Expenses (3)                     (10,416)              (6,772)                 (6,212)               (5,899)
                                  --------             --------                --------              --------
Estimated Cash Available from
  Operations                       147,987               98,608                  90,138                85,380

Depreciation and Amortization
  Expense (4)                      (23,333)             (17,310)                (17,313)              (17,424)
                                  --------             --------                --------              --------

Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:                      $124,654             $ 81,298                $ 72,825              $ 67,956
                                  ========             ========                ========              ========



                                  See Footnotes


                                 Black-eyed Pea       Black-eyed Pea         Black-eyed Pea           Black-eyed Pea
                                 Tucson, AZ (12)  Albuquerque #1, NM (13)  Albuquerque #2, NM (13)   Dallas #2, TX (13)
                                 ---------------  -----------------------  -----------------------   ------------------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:

Base Rent (1)                        $ 91,248            $ 86,087               $ 91,517                  $ 90,265

Asset Management Fees (2)              (3,848)             (4,004)                (3,998)                   (3,964)

General and Administrative
  Expenses (3)                         (5,657)             (5,337)                (5,674)                   (5,596)
                                     --------            --------               --------                  --------
Estimated Cash Available from
  Operations                           81,743              76,746                 81,845                    80,705

Depreciation and Amortization
  Expense (4)                         (17,326)            (18,027)               (18,001)                  (17,850)
                                     --------            --------               --------                  --------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:                         $ 64,417            $ 58,719               $ 63,844                  $ 62,855
                                     ========            ========               ========                  ========


                                  See Footnotes


                                     Black-eyed Pea           Black-eyed Pea     Black-eyed Pea     Black-eyed Pea
                                   Forestville, MD (13)      Houston, TX (13)    Waco, TX (13)      Wichita, KS (13)
                                   --------------------      ----------------    --------------     ----------------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:

Base Rent (1)                           $133,563                 $ 99,657           $ 89,029            $ 89,571

Asset Management Fees (2)                 (3,864)                  (3,892)            (3,970)             (3,964)

General and Administrative
  Expenses (3)                            (8,281)                  (6,179)            (5,520)             (5,553)
                                        --------                 --------           --------            --------
Estimated Cash Available from
  Operations                             121,418                   89,586             79,539              80,054

Depreciation and Amortization
  Expense (4)                            (17,395)                 (17,522)           (17,875)            (17,850)
                                        --------                 --------           --------            --------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:                            $104,023                 $ 72,064           $ 61,664            $ 62,204
                                        ========                 ========           ========            ========

                                  See Footnotes

                                       Golden Corral
                                      Olathe, KS (11)      Total
                                      ---------------      -----
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:

Base Rent (1)                               (5)          $1,353,776

Asset Management Fees (2)                   (5)             (58,977)

General and Administrative
  Expenses (3)                              (5)             (83,933)
                                                          ---------
Estimated Cash Available from
  Operations                                                     (5)
      1,210,866
Depreciation and Amortization
  Expense (4)                               (5)            (233,066)
                                                          ---------
Estimated Taxable Operating
  Results Before Dividends Paid
  Deduction:                                (5)          $  977,800
                                                         ==========

--------------------------------------

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The Property is either under construction or renovation or was under construction or renovation during, or subsequent to, the period presented, and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below:

      Property                                 Estimated Final Completion Date
      --------                                 -------------------------------

      Superstition Springs Property            March 4, 1998
      Mobile Property                          March 16, 1998
      Palatka Property                         March 16, 1998
      Olathe Property                          March 31, 1998

(6) The lessee of the Mobile, Palatka and Olathe Properties is the same unaffiliated lessee.

(7) The lessee of the Mesa, Phoenix #1, Phoenix #2, Phoenix #3 and Tucson Properties is the same unaffiliated lessee.

(8) The lessee of the Albuquerque #1, Albuquerque #2, Dallas #2, Forestville, Houston, Waco and Wichita Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.

      On October 10, 1997, the Company filed a Registration Statement on Form S-11 in connection with the proposed offering of up to 34,500,000 shares of common stock at a price of $10 per share. The offering is expected to commence upon the completion of the current offering of 27,500,000 shares.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS


                                                                       Page
                                                                       ----
Pro Forma Consolidated Financial Information (unaudited):

      Pro Forma Consolidated Balance Sheet as of June 30, 1997          23

      Pro Forma Consolidated Statement of Earnings for the six          24
      months ended June 30, 1997

      Pro Forma Consolidated Statement of Earnings for the year         25
      ended December 31, 1996

      Notes to Pro Forma Consolidated Financial Statements for          26
      the six months ended June 30, 1997 and the year ended
      December 31, 1996

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through June 30, 1997, including the receipt of $223,843,177 in gross offering proceeds from the sale of 22,384,318 shares of common stock and the application of such proceeds to purchase 174 properties (including 121 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, eight properties which consist of building only and 44 properties which consist of land only), 33 of which were under construction at June 30, 1997, to provide mortgage financing to the lessees of the 44 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of net sales proceeds in the amount of $1,035,153 relating to the sale of a property consisting of land and building which had been sold during the period July 1, 1997 through October 3, 1997, (iii) the receipt of $67,962,617 in gross offering proceeds from the sale of 6,796,262 additional shares of common stock during the period July 1, 1997 through October 3, 1997, (iv) the application of such funds and $8,009,833 of cash and cash equivalents at June 30, 1997, to purchase 47 additional properties acquired during the period July 1, 1997 through October 3, 1997 (16 of which are under construction and consist of land and building, one property which is under construction and consists of building, 11 properties which consist of building only, and 19 properties which consist of land and building), to pay additional costs for the 33 properties under construction at June 30, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of June 30, 1997, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii), (iii), and (iv) above, as if they had occurred on June 30, 1997.

      The Pro Forma Consolidated Statements of Earnings for the six months ended June 30, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for six of the properties that were acquired by the Company during the period January 1, 1996 through October 3, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or
(2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through October 3, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997


                                                   Pro Forma
            ASSETS                  Historical    Adjustments     Pro Forma
                                    ----------    -----------     ---------
Land and buildings on operating
  leases, less accumulated
  depreciation                     $140,983,397 $ 33,734,922 (a)
                                                  (1,025,712)(b) $173,692,607
Net investment in direct
  financing leases (c)               22,703,193   24,391,282 (a)   47,094,475
Cash and cash equivalents            31,097,346   (8,009,833)(a)
                                                   1,035,153 (b)   24,122,666
Receivables                             497,307                       497,307
Mortgage notes receivable            17,737,107                    17,737,107
Organization costs, less
  accumulated amortization               11,682                        11,682
Loan costs, less accumulated
  amortization                           23,954                        23,954
Accrued rental income                   861,703                       861,703
Other assets                          1,026,053
                                                     154,904 (a)    1,180,957
                                   ------------ ------------     ------------
                                   $214,941,742 $ 50,280,716     $265,222,458
                                   ============ ============     ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                     $  4,756,658                  $  4,756,658
  Accrued interest payable               26,751                        26,751
  Accrued construction costs
    payable                          10,524,476 $(10,524,476)(a)           -
  Accounts payable and other
    accrued expenses                    113,317                       113,317
  Due to related parties                790,223                       790,223
  Rents paid in advance                 305,524                       305,524
  Deferred rental income              1,005,050       26,353 (a)    1,031,403
  Other payables                         10,315                        10,315
                                   ------------ ------------     ------------
      Total liabilities              17,532,314  (10,498,123)       7,034,191
                                   ------------ ------------     ------------
Minority interest                       286,992                       286,992
                                   ------------ ------------     ------------
Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                         -                             -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    78,000,000 shares                        -                             -
  Common stock, $.01 par value per
    share.  Authorized 75,000,000
    shares; issued and outstanding
    22,404,318 shares; issued and
    outstanding, as adjusted,
    29,200,580 shares                   224,043       67,963 (a)      292,006
  Capital in excess of par value    198,913,717   60,701,435 (a)  259,615,152
  Accumulated distributions in
    excess of net earnings           (2,015,324)      10,463 (b)
                                                      (1,022)(b)    2,005,883
                                   ------------ ------------     ------------
                                    197,122,436   60,778,839      257,901,275
                                   ------------ ------------     ------------
                                   $214,941,742 $ 50,280,716     $265,222,458
                                   ============ ============     ============


See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1997


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------    -----------    ---------
Revenues:
  Rental income from
    operating leases                  $4,006,805   $    8,188 (1)  $4,014,993
  Earned income from
    direct financing leases (2)          958,492                      958,492
  Interest income from
    mortgage notes receivable            815,192                      815,192
  Other interest and income              934,745       (3,359)(3)     931,386
                                      ----------   ----------      ----------
                                       6,715,234        4,829       6,720,063
                                      ----------   ----------      ----------
Expenses:
  General operating and
    administrative                       481,211                      481,211
  Professional services                   44,679                       44,679
  Asset and mortgage management
    fees to related party                259,256          873 (4)     260,129
  State and other taxes                  107,863                      107,863
  Depreciation and amortization          579,404        2,142 (6)     581,546
                                      ----------   ----------      ----------
                                       1,472,413        3,015       1,475,428
                                      ----------   ----------      ----------
Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           5,242,821        1,814       5,244,635

Minority Interest in Income of
  Consolidated Joint Venture             (15,726)                     (15,726)
                                      ----------   ----------      ----------
Net Earnings                          $5,227,095   $    1,814      $5,228,909
                                      ==========   ==========      ==========
Earnings Per Share of
  Common Stock (7)                    $     0.29                   $     0.29
                                      ==========                   ==========
Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                     17,826,025                   17,826,025
                                      ==========                   ==========


See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------    ------------   ----------
Revenues:
  Rental income from
    operating leases                  $3,717,886   $   62,167 (1)  $3,780,053
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (24,826)(3)     755,211
                                      ----------    ------------   ----------
                                       6,206,684       71,623       6,278,307
                                      ----------    ------------   ----------
Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        5,435 (4)     256,635
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,852 (6)     528,723
                                      ----------    ------------   ----------
                                       1,430,795       13,505       1,444,300
                                      ----------    ------------   ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       58,118       4,834,007

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------    ------------   ----------
Net Earnings                          $4,745,962   $   58,118      $4,804,080
                                      ==========    ============   ==========
Earnings Per Share of
  Common Stock (7)                    $     0.59                   $     0.60
                                      ==========    ============   ==========
Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========    ============   ==========


See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $67,962,617 from the issuance of 6,796,262 shares of common stock during the period July 1, 1997 through October 3, 1997, the receipt of $26,353 of rental income during construction (capitalized as deferred rental income), and $8,009,833 of cash and cash equivalents used (i) to acquire 47 properties for $48,490,648 of which 12 properties consists of building only and 35 properties consist of land and building, (ii) to fund estimated construction costs of $17,256,618 ($10,524,476 of which was accrued as construction costs payable at June 30, 1997) relating to 33 wholly-owned properties under construction at June 30, 1997, (iii) to pay acquisition fees of $3,058,318 ($2,903,414 of which was allocated to properties and $154,904 of which was classified as other assets and will be allocated to future properties) and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $7,193,219, which have been netted against capital in excess of par value.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:


                                         Estimated purchase
                                          price (including
                                          construction and
                                           closing costs)        Acquisition fees
                                           and additional          allocated to
                                          construction costs         property           Total
                                          ------------------     ----------------    -----------
      Boston Market in Southlake, TX          $ 1,025,712          $       -         $ 1,025,712
      Boston Market in Stafford, TX             1,068,222              57,226          1,125,448
      Jack in the Box in Channelview, TX        1,007,970              53,998          1,061,968
      Jack in the Box in Garland, TX              935,120              50,096            985,216
      KFC in Putnam, CT                           794,700              42,573            837,273
      Arby's in Lexington, NC                     741,536              39,725            781,261
      Boston Market in Newport News, VA         1,002,216              53,690          1,055,906
      IHOP in Houston, TX                       1,419,809              76,061          1,495,870
      IHOP in Stockbridge, GA                   1,392,627              74,605          1,467,232
      Jack in the Box in Woodland, CA             962,592              51,568          1,014,160
      Jack in the Box in West Sacramento, CA    1,072,031              57,430          1,129,461
      Tumbleweed Southwest Mesquite
        Grill & Bar in Cookeville, TN           1,456,843              78,045          1,534,888
      Tumbleweed Southwest Mesquite
        Grill & Bar in Hendersonville, TN         739,655              39,624            779,279
      Tumbleweed Southwest Mesquite
        Grill & Bar in Lawrence, KS             1,433,474              76,794          1,510,268
      Tumbleweed Southwest Mesquite
        Grill & Bar in Nashville, TN            1,294,917              69,371          1,364,288
      Arby's in Greensboro, NC                    726,273              38,908            765,181
      Arby's in Greenville, NC                    726,273              38,907            765,180
      Arby's in Jonesville, NC                    726,273              38,907            765,180
      Arby's in Kernersville, NC                  649,000              34,768            683,768
      Arby's in Kinston, NC                       712,636              38,177            750,813
      Tumbleweed Southwest Mesquite
        Grill & Bar in Murfreesboro, TN         1,410,322              75,553          1,485,875
      Boston Market in Edgewater, CO              896,187              48,010            944,197
      Golden Corral in Fort Walton Beach, FL    1,490,657              79,857          1,570,514
      Golden Corral in Duncan, OK               1,036,607              55,532          1,092,139
      Ruby Tuesday's in London, KY              1,119,970              59,999          1,179,969
      IHOP in Elk Grove, CA                     1,535,840              82,278          1,618,118
      IHOP in Lake Jackson, TX                  1,192,497              63,884          1,256,381
      IHOP in Loveland, CO                      1,372,745              73,540          1,446,285
      IHOP in Victoria, TX                      1,070,000              57,321          1,127,321
      Shoney's in Las Vegas, NV                 1,519,984              81,428          1,601,412
      Boston Market in Hoover, AL               1,052,658              56,392          1,109,050
      TGI Friday's in Superstition Springs, AZ  2,038,893             109,227          2,148,120
      Golden Corral in Mobile, AL               1,343,204              71,957          1,415,161
      Golden Corral in Palatka, FL              1,189,051              63,699          1,252,750
      Black-eyed Pea in Mesa, AZ                1,599,500              85,688          1,685,188
      Black-eyed Pea in Phoenix, AZ (#1)          640,754              34,326            675,080
      Black-eyed Pea in Phoenix, AZ (#2)          640,871              34,332            675,203
      Black-eyed Pea in Phoenix, AZ (#3)          644,971              34,552            679,523
      Black-eyed Pea in Tucson, AZ                641,371              34,359            675,730

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Balance Sheet - Continued:


                                             Estimated purchase
                                              price (including
                                              construction and
                                               closing costs)    Acquisition fees
                                               and additional      allocated to
                                             construction costs     property          Total
                                             ------------------  ----------------     -----
      Black-eyed Pea in Albuquerque, NM (#1)       667,290            35,748         703,038
      Black-eyed Pea in Albuquerque, NM (#2)       666,355            35,698         702,053
      Black-eyed Pea in Dallas, TX                 660,748            35,397         696,145
      Black-eyed Pea in Forestville, MD            643,925            34,496         678,421
      Black-eyed Pea in Houston, TX                648,599            34,745         683,344
      Black-eyed Pea in Waco, TX                   661,682            35,447         697,129
      Black-eyed Pea in Wichita, KS                660,748            35,397         696,145
      Golden Corral in Olathe, KS                1,557,340            83,429       1,640,769
      33 wholly owned properties under
        construction at June 30, 1997            6,732,142           360,650       7,092,792
                                               -----------       -----------     -----------
                                               $55,222,790       $ 2,903,414     $58,126,204
                                               ===========       ===========     ===========


      Adjustment classified as follows:
          Land and buildings on operating leases                                 $33,734,922
          Net investment in direct financing leases                               24,391,282
                                                                                  ----------
                                                                                 $58,126,204
                                                                                 ===========

(b) Represents net sales proceeds in the amount of $1,035,153 received in conjunction with the sale of a property consisting of land and building, purchased and sold during the period July 1, 1997 through October 3, 1997, of which $1,022 had been depreciated through the date of sale and was sold at a gain of $10,463.

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for six of the properties acquired during the period  January  1,  1996  through  October  3, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of
      (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma
      P r operties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Statement of Earnings - Continued:

                                                            Date Pro Forma
                                           Date Placed      Property Became
                                           in Service       Operational as
                                         By the Company     Rental Property
                                         --------------     ----------------

          Mr. Fable's in Grand
            Rapids, MI                     March 1996         January 1996
          Denny's in McKinney, TX           June 1996         January 1996
          Boston Market in Merced, CA     October 1996         July 1996
          Boston Market in
            St. Joseph, MO                December 1996         June 1996
          Burger King in Kent, OH         February 1997       December 1996
          Golden Corral in
            Hopkinsville, KY            February 19, 1997   February 18, 1997

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the six months ended June 30, 1997 and the year ended December 31, 1996.

(2) See Note (c) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the six months ended June 30, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $873,000 and $3,509,000 for the Pro Forma Properties for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Statement of Earnings - Continued:


(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the six months ended June 30, 1997 and the year ended December 31, 1996.

ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.

                                    EXHIBITS

                                      None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             CNL AMERICAN PROPERTIES FUND, INC.


Dated:  October 17, 1997                     By:  /s/ Robert A. Bourne
                                                  ---------------------------
                                                  ROBERT A. BOURNE, President